UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On January 17, 2014 the Board of Directors of the Company appointed Olde Monmouth Stock Transfer Co., Inc. (hereinafter called the “Agent”) as Transfer Agent and Dividend Disbursing Agent replacing Computershare, Inc. The transition period for the changeover process is expected to complete on or about February 10, 2014.

Contact information for the Company’s new Transfer Agent:

Olde Monmouth Stock Transfer Co., Inc.
Attention: Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2014

EGPI FIRECREEK, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer